                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12


                               ATRION CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a(6)(i) and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount previously paid:
         (2)      Form, schedule or registration statement no.:
         (3)      Filing party:
         (4)      Date filed:

                                  May [ ], 1999



Dear Stockholder:

         You are cordially invited to attend the 1999 annual meeting of stockholders of Atrion Corporation, which will be held at the offices of our subsidiary in St. Petersburg, Florida on Monday, June 14, 1999 at 9:00 a.m., Eastern Time. A notice of the annual meeting and the Company's Proxy Statement, together with a white proxy card, accompany this letter. Also enclosed is a copy of our 1998 Annual Report.

         At the annual meeting this year, you will be asked to elect two directors and to ratify the Board of Directors' appointment of Arthur Andersen LLP as independent accountants. Before casting your vote, please read carefully the enclosed Proxy Statement, which describes the matters to be acted upon and provides additional information.

         We hope that you will attend the meeting in person. However, whether or not you plan to be personally present, we urge you to read the accompanying Proxy Statement carefully and then complete, date and sign the enclosed white proxy card and return it promptly in the envelope provided herewith. This will ensure representation of your shares of common stock if you are unable to attend the meeting.

                                                     Sincerely,




                                                     Emile A. Battat






                                PRELIMINARY COPY

                               ATRION CORPORATION
                              One Allentown Parkway
                               Allen, Texas 75002


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Atrion Corporation:

         Notice is hereby given that the annual meeting of stockholders of Atrion Corporation (the "Company") will be held at the offices of Halkey-Roberts Corporation, a Company subsidiary, 11600 Ninth Street North, St. Petersburg, Florida, on Monday, June 14, 1999 at 9:00 a.m., Eastern Time, for the following purposes:

         1.       To elect two Class I directors.

         2. To ratify the Board of Directors' appointment of Arthur Andersen LLP as independent accountants to audit the Company's financial statements for the year 1999.

         3. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on April 27, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof.

                                            By Order of the Board of Directors


                                            Jeffery Strickland
                                            Vice President and Chief Financial
                                            Officer, Secretary and Treasurer

May [  ], 1999

                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED WHITE PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED HEREWITH. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                PRELIMINARY COPY

                               ATRION CORPORATION
                              One Allentown Parkway
                               Allen, Texas 75002

                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 14, 1999


                               GENERAL INFORMATION
                               -------------------


         This Proxy Statement is being furnished to the stockholders of Atrion Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the annual meeting of stockholders to be held at the offices of Halkey-Roberts Corporation, a Company subsidiary, 11600 Ninth Street North, St. Petersburg, Florida on Monday, June 14, 1999 at 9:00 a.m., Eastern Time, and at any adjournment of such meeting. This Proxy Statement and the accompanying white proxy card are being first sent or given to stockholders on or about May [ ], 1999. The Company's 1998 Annual Report is being mailed to stockholders with this Proxy Statement.

PURPOSE OF THE MEETING

         At the annual meeting, the Company's stockholders will consider and vote upon the following matters: (i) the election of two Class I directors; and
(ii) a proposal to ratify the Board of Directors' appointment of Arthur Andersen LLP as independent accountants to audit the Company's financial statements for the year 1999.

VOTING SECURITIES AND RECORD DATE

         Stockholders of record at the close of business on April 27, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof. At the close of business on the Record Date, the Company had outstanding [2,524,404] shares of common stock, the only voting securities of the Company. Holders of record of shares of common stock outstanding on the Record Date will be entitled to one vote for each share held of record on that date upon each matter presented to the stockholders to be voted upon at the meeting.

         If the enclosed white proxy card is properly executed and received in time for the annual meeting, unless previously revoked, shares of common stock represented thereby will be voted at the annual meeting as specified by the stockholders on the proxies. If no such specification is made, shares represented by such proxies will be voted FOR the election as directors of the nominees of the Board of Directors named herein and FOR ratification of the appointment of Arthur Andersen LLP as independent accountants to audit the Company's financial statements

                                PRELIMINARY COPY
for the year 1999. In addition, in their discretion the persons designated in the white proxy card will vote upon such other business as may properly come before the meeting, including voting for any adjournment of the meeting proposed by the Board of Directors. A proxy may be revoked at any time before it is voted at the meeting by delivering to the Company a later-dated proxy, by voting by ballot at the meeting or by filing with the Inspectors of Election an instrument of revocation.

REQUIRED VOTE

         The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted as present and represented at the annual meeting for purposes of determining a quorum. Directors will be elected at the annual meeting by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

OTHER MATTERS

         On April 16, 1999, a committee named The Atrion Stockholder Committee, comprised of Jerry A. Howard and R. Scott Nieboer, filed a preliminary proxy statement with the Securities and Exchange Commission ("Commission") indicating that they intend to solicit proxies for the election of Mr. Howard and Mr. Nieboer as directors of the Company in opposition to the Board of Directors' nominees listed below. In its preliminary proxy statement The Atrion Stockholder Committee states that if its nominees are elected they plan to use their best efforts to influence a sale of the Company or its component businesses.

         The Board of Directors of the Company unanimously opposes The Atrion Stockholder Committee's nominees and strongly urges you not to sign any proxy card that The Atrion Stockholder Committee may send you. The Board of Directors believes that its nominees named herein, not those proposed by The Atrion Stockholder Committee, are best qualified to fulfill the Company's commitment to maximize shareholder value. If you have previously signed and returned any such proxy card, you have every right to change your vote and revoke that proxy. You can do this by completing, signing, dating and returning the enclosed white proxy card.

                              ELECTION OF DIRECTORS


         The Company's Board of Directors is divided into three classes: Class I, Class II and Class III. Two Class I directors are to be elected at the annual meeting to serve until the annual meeting of stockholders to be held in 2002 and until the election and qualification of their respective successors in office. Both of the nominees for election as Class I directors who are named below are members of the Board of Directors and were elected by the stockholders to the Board of Directors of ATRION Corporation, the predecessor to the Company prior to its reincorporation in Delaware in February 1997. It is intended that the persons named in the white proxy card will vote for the election of these nominees. If either of the nominees listed below, each of whom has indicated his willingness to serve as a director if elected, is not a candidate when the election occurs, proxies will be voted for election of the remaining nominee and may be voted for the election of any substitute nominee.

         The following information is furnished with respect to each of the Board of Directors' nominees for election as a director and each director whose term will continue after the annual meeting.


         Name, Business Address (if any), Age, Service as a Director of the Company (a) Principal Occupation, Positions and Offices, Other Directorships and Business Experience

                       NOMINEES FOR ELECTION AS DIRECTORS

                          Class I - Term Ending in 2002

EMILE A. BATTAT

         Mr. Battat, age 61, has been a director since 1987 and has served as Chairman of the Board of the Company since January 1998 and as interim President and Chief Executive Officer of the Company, and as Chairman of the Board or President of each of the Company's subsidiaries, since October 1998. Mr. Battat is President and Chief Executive Officer of Piedmont Enterprises, Inc., a privately-held consulting firm, and has served in such position since March 1994. Mr. Battat served as the President and Chief Executive Officer of Minemet, Inc., a company engaged in international trade, from August 1978 until February 1994. He also served for 13 years with Kaiser Industries and its affiliates, a diversified industrial group, in various functions including strategic planning, diversification, acquisitions and divestitures, with the last nine years as Vice President and director of Kaiser International. Mr. Battat holds a Bachelor of Science and a Master of Science degrees in Mechanical Engineering from Massachusetts Institute of Technology and a Master of Business Administration from Harvard University. He is an associate member of Sigma Xi a scientific honor society. Mr. Battat's business address is One Allentown Parkway, Allen, Texas 75002.

JOHN H. P. MALEY

         Mr. Maley, age 64, has been a director since February 1996. Mr. Maley has been a consultant since January 1995. He is also Chairman of Magister Corporation, a company which manufactures orthopedic and consumer healthcare products, and has served in such capacity since July 1995. The business address for Mr. Maley and Magister Corporation is 310 Sylvan Street, Chattanooga, Tennessee 37405. From 1976 to December 1994 he was President and Chief Executive Officer of Chattanooga Group, Inc., a private corporation that became the world's leading company in products used for physical and sports medicine. He also founded Invacare Corporation, a company that is now recognized as the world leader in the market for wheelchairs and a broad range of home healthcare products. Mr. Maley spent nine years with the consulting firm of McKinsey & Company, Inc. and served as a partner working with clients of that firm in

         England, Australia and the United States. Mr. Maley holds a Bachelor of Arts and a Master of Arts degrees in Economics from Cambridge University. He is a director of Rehabilicare, Inc.


                         DIRECTORS CONTINUING IN OFFICE

                         Class II - Term Ending in 2000

RICHARD O. JACOBSON

         Mr. Jacobson, age 62, has been a director since 1992. Mr. Jacobson is Chairman of the Board of Jacobson Warehouse Company, Inc., a privately held warehouse company with facilities in 17 locations in eight states, which Mr. Jacobson founded 31 years ago. He is also Chairman of the Board of Jacobson Transportation Company, Inc., a truckload common carrier with authority to operate in 48 states and Canada. The business address for Mr. Jacobson, Jacobson Warehouse Company, Inc. and Jacobson Transportation Company, Inc. is 3811 Dixon Street, Des Moines, Iowa 50313. He is a director of Allied Group, Inc., FelCor Suite Hotels Inc. and Heartland Express, Inc.

JEROME J. MCGRATH

         Mr. McGrath, age 76, has been a director since 1988. Mr. McGrath was Of Counsel to the law firm of Gallagher, Boland, Meiburger & Brosnan from January 1988 until his retirement in June 1997.

HUGH J. MORGAN, JR.

         Mr. Morgan, age 70, has been a director since 1988. Mr. Morgan is Chairman of the Board of National Bank of Commerce of Birmingham, and has served in such position since February 1990. The business address for Mr. Morgan and National Bank of Commerce of Birmingham is 1927 First Avenue North, Birmingham, Alabama 35203. Mr. Morgan was employed for many years prior to 1988 by Sonat Inc., a diversified energy holding company, where he held various positions including Vice Chairman of the Board of Sonat Inc. and Chairman of the Board of its wholly-owned subsidiary, Southern Natural Gas Company.

                         Class III - Term Ending in 2001

ROGER F. STEBBING

         Mr. Stebbing, age 58, has been a director since 1992. Mr. Stebbing is President and Chief Executive Officer of Marlboro Enterprises, Inc., a company engaged in chemical plant engineering, design, construction and operation, and has served in such capacities since 1976. He is also President and Chief Executive Officer of Stebbing and Associates, Inc., an engineering consulting company, and has served in such capacities since 1986. The business address for Mr. Stebbing, Marlboro Enterprises, Inc. and Stebbing and Associates, Inc. is 634 Mississippi Avenue, Signal Mountain, Tennessee 37377.

JOHN P. STUPP, JR.

         Mr. Stupp, age 49, has been a director since 1985. He is Chief Operating Officer and Executive Vice President of Stupp Bros., Inc., a diversified holding company, and has served in such capacities since April 1996 and April 1995, respectively. The business address for Mr. Stupp and Stupp Bros., Inc. is 120 South Central Avenue, Suite 1650, St. Louis, Missouri 63105. From January 1992 to August 1995, Mr. Stupp also served as President and since August 1995 he has served as Chief Executive Officer of Stupp Corporation, a division of Stupp Bros., Inc.


------------------

(a) The Company was formed in 1996 as a wholly-owned subsidiary of ATRION Corporation, an Alabama corporation (the "Predecessor Corporation"), as a part of the Predecessor Corporation's plan to reincorporate in Delaware. The reincorporation was completed on February 25, 1997. In connection with the reincorporation, all of the directors and executive officers of the Predecessor Corporation became directors and executive officers of the Company, serving in the same capacities. Unless the context otherwise requires, references in this Proxy Statement to the Company, Board of Directors and executive officers of the Company prior to February 25, 1997 shall mean the Predecessor Corporation and its Board of Directors and executive officers.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION
         OF ITS NOMINEES, EMILE A. BATTAT AND JOHN H.P. MALEY.

INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held seven meetings during 1998. Each director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings of all committees on which he served held in 1998 during the time he served as a director or as a member of such committees.

         The Board of Directors has four standing committees, the Executive Committee, the Corporate Governance Committee, the Compensation Committee and the Audit Committee. The Executive Committee is currently comprised of Emile A. Battat, Richard O. Jacobson, John H.P. Maley and Hugh J. Morgan, Jr. The Corporate Governance Committee, which is currently comprised of Jerome J. McGrath, Roger F. Stebbing and John P. Stupp, Jr., makes recommendations to the Board of Directors respecting nominees for election as directors, the structure and compensation of the Board of Directors and the responsibilities of the committees of the Board of Directors. The Corporate Governance Committee will consider nominees recommended by stockholders, which recommendations may be directed to the Corporate Governance Committee in care of the Secretary of the Company at the address stated herein. The Corporate Governance Committee did not meet in 1998. The Compensation Committee, which is currently comprised of Richard O. Jacobson, John H. P. Maley, Hugh J. Morgan, Jr. and J. Kenneth Smith, makes recommendations to the Board of Directors as to the remuneration of all executive officers of the Company, administers the Atrion Corporation 1990 Stock Option

Plan (the "1990 Stock Option Plan"), the Atrion Corporation 1994 Key Employee Stock Incentive Plan (the "1994 Stock Incentive Plan"), and the Atrion Corporation 1997 Stock Incentive Plan, (the "1997 Stock Incentive Plan") and reviews and makes recommendations regarding the Company's other incentive compensation plans. The Compensation Committee met five times in 1998. The Audit Committee, the current members of which are Jerome J. McGrath, Roger R. Stebbing and John P. Stupp, Jr., has the responsibility of reviewing the Company's financial results, the scope and result of audits and internal accounting controls. The Audit Committee also recommends to the Board of Directors the appointment of the Company's independent auditors. The Audit Committee met two times in 1998.

         In 1998, the Board of Directors adopted, and stockholders approved, the Atrion Corporation 1998 Outside Directors Stock Option Plan ("1998 Outside Directors Plan") providing for the grant on February 1 of each year beginning February 1, 1998 and ending on February 1, 2000, to each director, other than the Chairman of the Board, who is an outside director of an option to purchase 10,000 shares of common stock and to the Chairman of the Board, if he is an outside director, of an option to purchase 20,000 shares of common stock. The purchase price of the common stock subject to each option granted is the fair market value of the common stock on the date of grant. Options granted under the 1998 Outside Directors Plan vest and become exercisable in four equal quarterly installments on May 1, August 1, November 1 and February 1 next succeeding the date of grant provided the optionee is then serving as an outside director. Each option expires 10 years from the date of the grant, unless it is terminated sooner. If an optionee ceases to be an outside director for any reason other than death or disability, he will have the right to exercise his options at any time within six months after the date on which he ceased to be an outside director to the extent of the full number of shares vested on the date on which he ceased being an outside director. If the optionee ceases to be an outside director by reason of his death or disability, then the options may be exercised at any time within 12 months after the date on which he ceased to be an outside director by the optionee or his legal representative, in the case of disability, or by his heir or legatee or the personal representative, administrator or executor of his estate, in the case of death, to the extent of the full number of shares vested on the date on which he ceased being an outside director. However, no option is to be exercisable after the expiration of the 10-year term described above. In light of the recent announcement of the Financial Accounting Standards Board that it has tentatively concluded that the fair value of options granted to outside directors would have to be expensed as incurred, in 1999 the Board of Directors amended the 1998 Outside Directors Plan to eliminate the grant of any options thereunder on February 1, 2000. Therefore, there will be no additional grants of options under the 1998 Outside Directors Plan. Effective February 1, 2000, each outside director will be paid a fee of $1,000 per month and $750 for each meeting of the Board of Directors at which he is in attendance. The Company will continue to reimburse each such director for travel and out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors.

         In 1999, the Board of Directors terminated the Company's Restricted Shares Compensation Plan for Non-Employee Directors (the "Restricted Shares Plan"), which provided for the issuance on July 10 of each year of 400 shares of common stock of the Company to each outside director of the Company. No shares of common stock have been issued under the Restricted Shares Plan since 1997, as grants under that plan were suspended with the adoption of the 1998 Outside Directors Plan.

         Pursuant to the 1997 Stock Incentive Plan, on July 10 of each year each outside director is granted automatically an option to purchase 2,000 shares of common stock, at an exercise price equal to the fair market value of the common stock on the date of grant. Each such option is fully exercisable on the date of grant and expires on the first to occur of (i) the tenth anniversary of the date of grant; (ii) six months after the date the outside director ceases to be a director of the Company other than as a result of his death; or (iii) one year after the outside director ceases to be a director by reason of his death. In 1999, the Board of Directors suspended the grant of options to outside directors under the 1997 Stock Incentive Plan until the year 2000. Accordingly, no options will be granted to outside directors under the 1997 Stock Incentive Plan on July 10, 1999.

CERTAIN TRANSACTIONS, RELATIONSHIPS AND INFORMATION

         In 1998, the Company paid Piedmont Enterprises, Inc. $13,000 for consulting services. Emile A. Battat, Chairman of the Board, President and Chief Executive Officer of the Company, is the President and Chief Executive Officer and sole stockholder of Piedmont Enterprises, Inc. These consulting services were rendered prior to the time Mr. Battat began receiving compensation as an executive officer of the Company. It is not anticipated that Piedmont Enterprises, Inc. or Mr. Battat will render consulting services to the Company in 1999. At the time Mr. Battat was elected President and Chief Executive Officer of the Company, he agreed with the Board of Directors to serve in those capacities on an interim basis while the Company conducted a search for a new President and Chief Executive Officer.

         Except as set forth in this Proxy Statement, to the knowledge of the Company none of the Company's directors: (i) owns of record any securities of the Company that are not also beneficially owned by them; (ii) is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to the securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (iii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting; or (iv) beneficially owns any securities of any subsidiary of the Company. Except as set forth in this Proxy Statement, to the knowledge of the Company none of the Company's directors nor any of their associates has any arrangement or understanding with any person with respect to future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction which has occurred since May 1, 1998 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its affiliates was or is to be a party and in which the amount involved exceeds $60,000.


                              SECURITIES OWNERSHIP


         The following table sets forth information regarding the beneficial ownership of shares of common stock of the Company as of the Record Date by (i) each of the directors of the Company, two of whom are also the Board of Directors' nominees for election as directors at the annual meeting; (ii) the executive officers of the Company who are named in the Summary

Compensation Table herein (including two former executive officers who are named in the Summary Compensation Table); (iii) all directors and executive officers of the Company as a group, and (iv) each other person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock of the Company.

                                          NUMBER OF SHARES          PERCENT
NAME OF BENEFICIAL OWNER               BENEFICIALLY OWNED (A)     OF CLASS (A)
------------------------               ----------------------     ------------
Emile A. Battat                             88,300 (b)              [3.2]%
Richard O. Jacobson                         93,900 (b)              [3.4]%
Jerome J. McGrath                           20,800 (b)                *
John H. P. Maley                            17,500 (b)                *
Hugh J. Morgan, Jr.                         46,000 (b)              [1.7]%
J. Kenneth Smith(c)                         21,220 (b)(d)             *
Roger F. Stebbing                           19,300 (b)                *
John P. Stupp, Jr.                         155,500 (b)(e)           [5.6]%
Jeffery Strickland(f)                       34,584 (b)(g)           [1.3]%
Charles S. Gamble(h)                         6,300 (b)(i)             *
Jerry A. Howard(j)                          30,400                  [1.1]%
Dick Rabenau(k)                              3,000 (k)                *
Dimensional Fund Advisors Inc.(l)          234,150                  [8.5]%
T. Rowe Price Associates, Inc.(m)          275,000                 [10.0]%
All directors and executive
  officers as a group                      503,404 (n)             [18.2]%


------------------

*Less than 1% of class outstanding

(a) For purposes of this table, the percentage of class beneficially owned has been computed, in accordance with Rule 13d-3(d)(1) under the Exchange Act, on the basis of [2,524,404] shares of common stock outstanding on the Record Date plus 237,200 shares of common stock issuable pursuant to options currently exercisable or exercisable within 60 days of the Record Date. Except as otherwise indicated in the notes to this table, beneficial ownership includes sole voting and investment power.

(b) The shares listed include the following shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of the Record Date: Mr. Battat, 24,000; Mr. Jacobson, 16,500; Mr. McGrath, 16,500; Mr. Maley, 16,500; Mr. Morgan, 16,500; Mr. Smith, 16,500; Mr. Stebbing, 16,500; Mr. Stupp, 16,500; Mr. Strickland, 31,700; and Mr. Gamble, 4,000. The foregoing directors and executive officers are parties to award agreements with the Company setting forth certain terms of the options granted to them as follows: (i) all such persons are parties to award agreements under the 1997 Stock Incentive Plan; (ii) all outside directors are parties to award agreements under the 1998 Outside Directors Plan; and (iii) Mr. Strickland is a party to award agreements under the 1990 Stock Option Plan and the 1994 Stock Incentive Plan. The shares listed for all directors and executive officers as a group include 175,200 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of the Record Date.

(c) Mr. Smith, whose term as a director of the Company expires at the 1999 annual meeting, is retired.

(d) Includes 630 shares held under usufruct as to which Mr. Smith has voting power but no dispositive power.

(e) Includes 135,000 shares held by Stupp Bros., Inc. as to which shares Mr. Stupp shares voting power and investment power as a director and executive officer of, and as a voting trustee of a voting trust which owns 100% of the stock of, Stupp Bros., Inc. The business address for Mr. Stupp and Stupp Bros., Inc. is 120 South Central Avenue, Suite 1650, St. Louis, Missouri 63105.

(f) Mr. Strickland is Vice President and Chief Financial Officer, Secretary and Treasurer of the Company. His business address is One Allentown Parkway, Allen, Texas 75002.

(g)      Includes 1,225 shares owned jointly with his wife.

(h) Mr. Gamble is President of Halkey-Roberts Corporation, a wholly-owned subsidiary of the Company, that designs, develops, manufactures and sells proprietary medical device components and related components. Mr. Gamble's business address is Halkey-Roberts Corporation, 11600 Ninth Street North, St. Petersburg, Florida 33716.

(i) Mr. Gamble purchased 200 shares of common stock of the Company on October 15, 1998 and 300 shares of common stock on November 11, 1998.

(j) Mr. Howard ceased serving as a director, and his employment with the Company terminated, on October 6, 1998. The number of shares beneficially owned by Mr. Howard is based upon the information set forth in the preliminary proxy statement filed with the Commission by The Atrion Stockholder Committee on April 16, 1999.

(k) Mr. Rabenau's employment with Atrion Medical Products, Inc. terminated on November 15, 1998. The number of shares beneficially owned by Mr. Rabenau is based on information set forth in the Form 5 filed by him with the Commission on February 9, 1999.

(l) The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Based upon a Schedule 13G dated February 12, 1999 filed with the Commission and furnished to the Company by Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment adviser, reporting that Dimensional is deemed to have beneficial ownership of 234,150 shares of common stock of the Company and that all of such shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. In its Schedule 13G, Dimensional has reported that it has sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 234,150 shares of common stock of the Company. Dimensional has disclaimed beneficial ownership of all such shares.

(m) The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202. Based upon a Schedule 13G dated February 12, 1999 filed with the Commission and furnished to the Company by T. Rowe Price Associates, Inc. ("Price Associates") and T. Rowe Price Small-Cap Value Fund, Inc. reporting that T. Rowe Price Small-Cap Value Fund, Inc. has sole power to vote or direct the vote of such shares of common stock and that Price Associates, which serves as investment adviser for
         T. Rowe Price Small-Cap Value Fund, Inc., has sole power to dispose or direct the disposition of such shares. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such shares of common stock; however, Price Associates has disclaimed beneficial ownership of all such shares.

(n)      See notes (b)-(g) above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors to file initial reports of ownership and reports of changes of ownership of the Company's common stock with the Commission. Executive officers and directors are required to furnish the Company with copies of Section 16(a) forms that they file. Based upon a review of these filings and written representations from the Company's directors and executive officers regarding the filing of such reports, the Company believes that its directors and executive officers complied with all applicable Section 16(a) filing requirements during 1998.


                     RATIFICATION OF APPOINTMENT OF AUDITORS


         Subject to stockholder ratification, the Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of Arthur Andersen LLP as independent accountants to audit the financial statements of the Company for the year 1999. Arthur Andersen LLP has audited the Company's financial statements for many years. A representative of Arthur Andersen LLP will attend the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions. If the stockholders do not ratify the appointment of Arthur Andersen LLP, the selection of independent auditors will be reconsidered by the Board of Directors.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR 1999.


                             EXECUTIVE COMPENSATION


         The following table sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for the years ended December 31, 1998, 1997, and 1996 of
(i) those persons who at any time during 1998 served as the Chief Executive Officer of the Company and (ii) the other persons who served as executive officers of the Company in 1998 and whose salary and bonus for the year ended December 31, 1998 exceeded $100,000 (such officers are referred to herein as the "Named Executive Officers").


                                        SUMMARY COMPENSATION TABLE
                                        --------------------------

                                                           Long-Term Compensation
                                                           ----------------------
                               Annual Compensation(1)              Awards
                               ----------------------              ------
                                                         Restricted      Securities
Name and                                                   Stock         Underlying     All Other
Principal Position         Year   Salary      Bonus        Awards         Options(2)   Compensation
------------------         ----  --------    -------      ---------     ------------   ------------
Emile A. Battat(3)         1998  $ 27,692    $     0      $      0         42,000(4)   $  1,880(5)
  Chairman of the
  Board, President
  and Chief Executive
  Officer

Jeffery Strickland         1998  $138,000    $10,000      $ 20,000(6)      18,000      $ 49,110(5)
  Vice President and       1997   135,000     40,000             0         18,000        11,605
  Chief Financial          1996    97,500     29,080             0          2,700         8,648
  Officer, Secretary
  and Treasurer

Charles S. Gamble          1998  $150,000    $55,687      $      0         17,500      $  4,167(5)
  President-               1997   150,000     28,800             0          7,500         9,256
  Halkey-Roberts           1996    88,440     29,265             0              0         5,470
  Corporation

Jerry A. Howard(7)         1998  $205,129    $     0      $      0         50,000      $426,136(5)
  Chairman of the          1997   400,000     50,000             0         48,000        35,913
  Board, President         1996   400,000     91,000             0          5,400        34,748
  and Chief Executive
  Officer

Dick Rabenau(8)            1998  $131,250    $     0      $      0          3,300      $147,845(5)
  President-               1997   150,000     48,560             0          9,000         8,307
  Atrion Medical           1996   126,658     42,232             0          2,700         6,916
  Products, Inc.

---------------------

     (1) In accordance with the regulations of the Commission, this table does not include perquisites and other personal benefits received by a Named Executive Officer since the value of perquisites and other benefits for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such Named Executive Officer.

     (2) For 1996, options granted represent incentive stock options granted under the 1994 Stock Incentive Plan. For 1997 and 1998 for Mr. Gamble, options granted represent incentive stock options and for Mr. Strickland and Mr. Howard represent both incentive and nonqualified stock options granted under the 1997 Stock Incentive Plan. For 1998 for Mr. Battat, options granted represent both incentive stock options and nonqualified stock options granted under the 1997 Stock Incentive Plan and the 1998 Outside Directors Plan.

     (3) Mr. Battat became President and Chief Executive Officer of the Company on October 6, 1998.

     (4) During 1998, options for 20,000 of these shares expired or were terminated.

     (5) Includes the following paid or accrued by the Company or one or more of its subsidiaries: (i) matching contributions to the Atrion Corporation 401(k) Savings Plan for Mr. Strickland, $3,428; Mr. Gamble, $4,087; Mr. Howard, $7,294; and Mr. Rabenau, $3,281 (ii) payment of life insurance premiums for Mr. Battat, $130; Mr. Strickland, $3,429; Mr. Gamble, $80; Mr. Howard, $8,849; and Mr. Rabenau, $814; (iii) contributions to the Atrion Corporation Supplemental Executive Thrift Plan for Mr. Strickland, $4,799; and Mr. Howard, $10,211; (iv) relocation costs incurred in connection with moving from the Florence, Alabama area to the Allen, Texas area for Mr. Strickland, $37,454 and Mr. Howard, $63,161; (v) payment to Mr. Howard in connection with the termination of his employment of $336,621, including accrued vacation pay, and payment to Mr. Rabenau in connection with the termination of his employment of $143,750; and (vi) director's fees in the amount of $1,750 paid to Mr. Battat in 1998 prior to the time he became a Named Executive Officer.

     (6) At December 31, 1998, Mr. Strickland held 1,641 shares of restricted stock having an aggregate value on that date of $13,128.

     (7) Mr. Howard ceased serving as a director, and his employment with the Company terminated, on October 6, 1998.

     (8) Mr. Rabenau's employment with Atrion Medical Products, Inc. terminated on November 15, 1998.

     INFORMATION CONCERNING STOCK OPTIONS

          The following tables summarize certain information concerning grants to and exercises by the Named Executive Officers during the year ended December 31, 1998 of options and the value of all unexercised options held by such persons as of December 31, 1998.

                                               OPTION GRANTS IN 1998
                                               ---------------------

                                                                                             POTENTIAL REALIZABLE VALUE AT
                                                                                             ASSUMED ANNUAL RATES OF STOCK
                                                 INDIVIDUAL GRANTS                           APPRECIATION FOR OPTION TERM (2)
                      -----------------------------------------------------------------      --------------------------------


       (a)               (b)                  (c)          (d)                (e)                  (f)             (g)
                                         % OF TOTAL
                                      OPTIONS GRANTED
                      OPTIONS           TO EMPLOYEES    EXERCISE
     NAME             Granted(1)           IN 1998      PRICE (1)          EXPIRATION              5%              10%
-----------------    ------------     ---------------   ---------          ----------            -------        --------
Emile A. Battat       20,000 (3)             N/A         $13.25             01/31/08 (3)         $166,659 (3)   $422,331 (3)
                       2,000 (4)             N/A           9.00             07/09/08               11,320         28,687
                      20,000 (5)             6.6%          6.88             11/11/08               86,474        219,134


Jeffery Strickland     6,000 (6)             2.0%         12.19             01/20/08               45,998        116,563
                      12,000 (6)             4.0%         12.63             01/20/08               95,316        241,542


Charles S. Gamble      4,500 (6)             1.5%         12.25             02/09/08               34,668         58,568
                      13,000 (7)             4.3%          6.88             11/11/08               56,208        142,436


Jerry A. Howard       13,600 (6)(8)          4.5%         12.63             01/20/08 (8)          108,025        273,748
                      36,400 (6)(8)         12.0%         12.19             01/20/08 (8)          279,052        707,750


Dick Rabenau           3,300 (6)(8)          1.1%         12.25             02/09/08 (8)           25,423         42,950

------------------

(1) The options granted in 1998 are, with respect to Mr. Gamble and Mr. Rabenau, incentive stock options or, with respect to Mr. Battat, Mr. Strickland and Mr. Howard, incentive stock options and nonqualified stock options, granted pursuant to the 1997 Stock Incentive Plan or the 1998 Outside Directors Plan. The exercise price of the options granted is equal to (i) with respect to incentive stock options, the average of the high and low price per share of common stock on the date of grant, as reported by The Nasdaq Stock Market and (ii) with respect to nonqualified stock options, the closing price per share of common stock on the date of grant, as reported by The Nasdaq Stock Market. The options are not transferable by the optionee except by will or by the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee, only by the optionee or, in the event of disability, by the optionee's guardian or representative. All options under the 1997 Stock Incentive Plan terminate three months after the optionee's termination of employment except in case of death or disability, in which case the options terminate one year after termination of employment, and options under the 1998 Outside Directors Plan terminate six months after the optionee ceases to be an outside director except in the case of death or disability, in which case the options terminate 12 months after the date the optionee ceased to be an outside director. The number of options granted to key employees, the term thereof and the manner in which those options are to be exercised under the 1997 Stock Incentive Plan are determined by the Compensation Committee, while the grants to outside directors under the 1997 Stock Incentive Plan or the 1998 Outside Directors Plan are automatic, with the plans specifying the term and manner of exercise.

(2) Potential realizable value is based upon the assumption that the market price of the common stock of the Company will appreciate at the compounded annual rate shown from the date of grant until the end of the option term. The dollar amounts in the foregoing table have been calculated based upon the requirements in the rules on executive compensation disclosure adopted by the Commission and do not reflect the Company's estimate of future growth in the price of the Company's common stock.

(3) These options, which expired or were terminated in 1998, and, accordingly, at December 31, 1998, had no potential realizable value, were granted to Mr. Battat under the 1998 Outside Directors Plan on February 1, 1998, prior to the time that he became a Named Executive Officer. These options became, or were to become, exercisable in four equal quarterly installments on May 1, August 1 and November 1, 1998 and February 1, 1999.

(4) These options were granted to Mr. Battat in his capacity as a director under the 1997 Stock Incentive Plan on July 10, 1998, prior to the time he became a Named Executive Officer. These options were immediately exercisable.

(5) These option became first exercisable one-half one month after grant and the remaining one-half six months after grant.

(6) These options are first exercisable one-third one year after grant, an additional one-third three years after grant and the remaining one-third five years after grant.

(7) These options are first exercisable one-half two years after grant and the remaining one-half four years after grant.

(8)      These options were forfeited in 1999.

                                    AGGREGATED OPTION EXERCISES IN 1998
                                    -----------------------------------
                                      AND YEAR-END OPTION VALUES
                                      --------------------------

                                                  Number of Securities
                                                 Underlying Unexercised           Value of Unexercised
                     Shares                       Options at Year End             In the Money Options(1)
                    Acquired     Value      ----------------------------      ------------------------------
Name               on Exercise  Realized    Exercisable     Unexercisable     Exercisable      Unexercisable
----               -----------  --------    -----------     -------------     -----------      -------------
Emile Battat          0           $ 0         14,000(2)        10,000           $11,250           $11,250

Jeffery Strickland    0             0         25,700           34,950                 0                 0

Charles S. Gamble     0             0          2,500           22,500                 0            14,625

Jerry A. Howard       0             0         67,750(3)        93,700(3)              0                 0

Dick Rabenau          0             0          9,900(3)        14,100(3)              0                 0

----------------

(1) Such value is equal to the product of (i) the closing price of the common stock of the Company on December 31, 1998 ($8.00 per share) less the exercise price and (ii) the number of shares subject to in-the-money options.

(2) Includes options to purchase 4,000 shares granted to Mr. Battat in his capacity as an outside director before he became a Named Executive Officer.

(3)      These options were forfeited in 1999.

RETIREMENT PLAN

         Effective January 1, 1998, the Company's non-contributory pension plan (the "Retirement Plan") was converted into a "cash balance" retirement plan (the "Cash Balance Plan"). The Cash Balance Plan includes all full-time active employees of the Company and its subsidiaries other than Quest Medical, Inc. Each participant has an account balance which represents his or her benefit under the Cash Balance Plan. Benefits that were accrued prior to January 1, 1998 under the Retirement Plan were converted to a lump sum actuarial equivalent and constituted the participant's initial account balance under the Cash Balance Plan. The Cash Balance Plan provides for the Company to make annual contributions to a participant's cash balance account in an amount equal to 5% of the participant's eligible compensation up to the Social Security wage base and 10% in excess thereof and for an interest credit each plan year equal to the rate on 30 year U.S. Treasury bonds during November of the preceding plan year. For the 1998 plan year, the interest rate was 6.11%. For purposes of the Cash Balance Plan, "eligible compensation" is the participant's salary and bonus as included in the Summary Compensation Table above. Generally, each participant becomes fully vested in the benefits under such plan after five years of employment. Benefits may be paid, subject to certain limitations under the Internal Revenue Code, upon termination of employment, retirement or death. The Cash Balance Plan specifies various options that participants may select for the distribution of their accrued balance, including forms of annuity payments and lump sum distributions. All executive officers participate in the Cash Balance Plan. The Company's Supplemental Executive Retirement Plan was terminated at the end of 1998. The estimated annual retirement benefits payable to the named executive officers under the Cash Balance Plan at normal retirement age of 65, assuming 4% annual increases in eligible compensation until retirement, no change from 1999 levels of maximum includable compensation and social security wage base, and a 30 year U.S. Treasury bond rate of 6.5%, are as follows: Mr. Battat, $4,747; Mr. Gamble, $11,962; and Mr. Strickland, $98,805.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         From the beginning of 1998 until May 12, 1998, the members of the Compensation Committee of the Board of Directors were Emile A. Battat, Richard
O. Jacobson, Jerome J. McGrath, John H.P. Maley, Hugh Morgan, Jr., J. Kenneth Smith, Roger Stebbing and John P. Stupp, Jr. From May 12, 1998 until the end of 1998, the Compensation Committee members were Messrs. Jacobson, Maley, Morgan and Smith.

         During 1998, John H.P. Maley provided certain consulting services to the Company for which he was paid $21,000. Mr. Maley has also provided consulting services to the Company in 1999 and has been paid $10,500 for those services. The Company expects to utilize Mr. Maley for additional consulting services in the future.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee, which is currently comprised of Richard O. Jacobson, John H. P. Maley, Hugh J. Morgan, Jr. and J. Kenneth Smith, establishes the overall executive compensation program for the Company and makes recommendations for base salaries, salary increases and bonuses for the Company's executive officers. In addition, the Compensation Committee administers the Company's incentive programs. The executive compensation program, which is periodically reviewed and modified, as necessary, by the Compensation Committee, is designed to attract, retain and motivate management personnel and includes compensation that is tied to enhanced stockholder value. With the change in the Company's business, the Compensation Committee is placing even greater emphasis on executive compensation being closely linked to the Company's performance and returns to stockholders.

         Compensation Policies

         Base salary, cash incentive compensation and stock awards are the principal components of compensation for the Company's executive officers. Base salaries of the Company's executive officers are reviewed annually and adjustments made generally on the basis of the Company's performance as measured by certain financial and non-financial criteria, various survey information respecting compensation of executive officers, compensation levels for executive officers in a broad range of companies (which range is broader than the group of companies included in the peer group index used in comparing cumulative stockholder return), cost-of-living information and individual performance of the particular executive officer. The Compensation Committee has not assigned relative weights or values to any of such criteria. With respect to all executive officers, the Compensation Committee takes into consideration a review of individual performance. With respect to the financial performance of the Company, the Compensation Committee generally takes into consideration the Company's earnings from continuing operations, earnings per share and total stockholder return. A new executive's base salary is determined on the basis of the responsibilities of the position, the experience of the new executive and the competitive marketplace for management talent. Executive officers of the Company are eligible for discretionary bonuses as determined by the Compensation Committee.

         In late 1998, the Compensation Committee recommended, and the Company's Board of Directors approved, the termination of certain benefit plans that over the years had covered only a limited number of the Company's highest paid executive officers. These were so-called "top-hat plans" that provided benefits that were supplemental to the Company's non-contributory pension plan and the Company's 401(k) Savings Plan. The Compensation Committee concluded that such plans, and the costs associated therewith, were no longer necessary or appropriate. The Compensation Committee also recommended in late 1998, and the Board of Directors approved, the termination of certain incentive plans which had been used by two of the Company's subsidiaries and the implementation of new incentive plans keyed to each subsidiary's earnings or annual return on assets. The Compensation Committee recommended those plans because it believed that they better fostered a corporate culture focused on bottom line results by providing key employees with a substantial stake in reducing costs and increasing sales and productivity while conserving capital resources.

         Stock awards are designed to motivate executives to improve the long-term performance of the Company's common stock in the market, to encourage them to achieve superior results over the long term and to align the interests of executive officers with those of stockholders. Decisions respecting restricted stock awards are made on the basis of the criteria referred to above, and decisions respecting the grant of stock options are made using the same criteria as well as the number of unexercised options held by key employees. The Compensation Committee generally staggers the exercise dates for options over a period of time so that the key employee receiving stock option awards will be rewarded only if he remains with the Company for an extended period and in order to emphasize the significance of the Company's long-term performance.

         Compensation of Chief Executive Officer

         In reaching its decisions respecting Mr. Howard's cash compensation and stock option awards, at the beginning of 1998 the Compensation Committee reviewed Mr. Howard's base salary, bonuses and stock option and restricted stock awards in the 1993-1997 period, the changes in such compensation made during such period and certain of the factors considered when those changes in compensation were made, and the change in the Company's business. Additionally, the Compensation Committee took into consideration the financial criteria outlined above, but did not assign relative weights or values to any of such criteria in assessing the Company's performance. In addition, the Compensation Committee considered surveys of executive officer compensation, information respecting the compensation levels for chief executive officers in various industries, and Mr. Howard's individual performance. The Compensation Committee concluded that Mr. Howard's overall compensation should be restructured to be more in line with other companies of comparable size in the medical products industry and determined that Mr. Howard's base salary should be reduced from $400,000 to $250,000.

         As a part of the restructuring of Mr. Howard's compensation to link it more closely with the Company's performance and returns to stockholders over the long term, in early 1998, the Compensation Committee awarded Mr. Howard options for 50,000 shares with those options to vest at various dates in the future. Those options, along with other options previously granted to Mr. Howard, were forfeited in early 1999, three months after the termination of Mr.
Howard's employment with the Company.

         In October 1998, when Mr. Battat was elected interim President and Chief Executive Officer of the Company in place of Mr. Howard, the Compensation Committee, after consultation with Mr. Battat, determined that Mr. Battat's annual base salary should be fixed at $180,000. In making such determination, the Compensation Committee took into account the request of Mr. Battat that his base salary be set at the lower end of the range of base salaries of chief executive officers of comparable companies. The Compensation Committee also granted to Mr. Battat options to purchase 20,000 shares of common stock of the Company in recognition of Mr. Battat's willingness to serve as President and Chief Executive Officer of the Company and to devote substantial time to the Company in that capacity. The Compensation Committee also acknowledged that as a result of being selected to those positions options granted under the Company's 1998 Outside Directors Plan to Mr. Battat in his capacity as Chairman of the Board had been or were likely to be forfeited.

                      MEMBERS OF THE COMPENSATION COMMITTEE

         Richard O. Jacobson                             Hugh J. Morgan, Jr.
         John H.P. Maley                                 J. Kenneth Smith

PERFORMANCE OF COMMON STOCK

         The following graph compares the cumulative total return on investment (the change in year-end stock price plus reinvestment of dividends), for each of the last five fiscal years, assuming that $100 was invested on December 31, 1993 in each of (i) the Company, (ii) a group of stocks consisting of all companies whose stocks are included in the S&P 500 Composite Index and (iii) a group of stocks consisting of companies in the Media General Index of Surgical & Medical Instruments.


                      [PERFORMANCE GRAPH TO BE PLACED HERE]


==========================================================================================================================
                                     1993          1994          1995           1996            1997           1998
--------------------------------------------------------------------------------------------------------------------------
Atrion Corporation                  100.00         86.81        118.78         145.50          127.61          73.58
--------------------------------------------------------------------------------------------------------------------------
Media General Index of Surgical     100.00        115.07        196.32         213.81          248.01         338.62
& Medical Instruments
--------------------------------------------------------------------------------------------------------------------------
S & P Composite Index               100.00        101.32        139.40         171.41          228.59         293.92
==========================================================================================================================


                              STOCKHOLDER PROPOSALS


         Stockholder Proposals in the Company's Proxy Statement

         In order for proposals by stockholders to be considered for inclusion in the Company's proxy material relating to the 2000 annual meeting of stockholders, such proposals must be received by the Company on or before January 10, 2000.

         Stockholder Proposals to be Presented at Annual Meetings

         The Company's Bylaws provide that a stockholder who desires to propose any business at an annual meeting of stockholders must give the Company written notice of such stockholder's intent to bring such business before such meeting. Such notice is to be delivered to, or mailed, postage prepaid, and received by, the Secretary of the Company at the principal executive offices of the Company not later than 60 days nor earlier than 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than 90 days prior to such annual meeting and not later than the 60 days prior to such annual meeting and the 10th day following the issuance by the Company of a press release announcing the meeting date. The stockholder's written notice must set forth (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address of the stockholder who intends to propose such business; (c) a representation that the stockholder is a holder of record of shares of common stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business; and (d) any material interest of the stockholder in such business. The Chairman of the meeting may refuse to transact any business presented at any meeting without compliance with the foregoing procedure.

         Stockholder Nominations for Directors

         The Company's Bylaws provide that a stockholder who desires to nominate directors at a meeting of stockholders must give the Company written notice, within the same time period described above, setting forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of shares of common stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person if a stockholder has failed to comply with the foregoing procedure.


                         COST AND METHOD OF SOLICITATION


         The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, telegram, facsimile and other electronic communication methods by the directors, officers and employees of the Company without additional compensation. Brokerage firms, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of common stock of the Company held in their names or in those of their nominees and their reasonable expenses will be reimbursed upon request. The Company has engaged Georgeson & Company Inc. to assist in the solicitation of proxies for a fee of $20,000, plus out of pocket expenses. It is anticipated that approximately 25 persons will be used by Georgeson & Company Inc. in its solicitation efforts. Total expenditures for the solicitation of proxies, including fees for attorneys, accountants, solicitors, advertising, printing, transportation, and other costs incidental to the solicitation, are estimated to be $[150,000], excluding (i) the costs normally expended for a solicitation for the election of directors in the absence of a proxy contest and (ii) the salaries and wages of regular employees and officers of the Company and its subsidiaries, and total
expenditures to date have been approximately $[      ].



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



                                 OTHER BUSINESS


         The Board of Directors does not intend to bring any business before the meeting other than that stated herein and is not aware of any other matters that may be presented for action at the meeting. However, if any other matters should properly come before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

                                    By Order of the Board of Directors



                                    Jeffery Strickland
                                    Vice President and Chief Financial
                                      Officer, Secretary and Treasurer


May [  ], 1999

                               ATRION CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Richard O. Jacobson and Roger F. Stebbing, or either of them, proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Atrion Corporation which the undersigned would be entitled to vote at the annual meeting of stockholders of Atrion Corporation to be held at the offices of Halkey-Roberts Corporation, 11600 Ninth Street North, St. Petersburg, Florida, on Monday, June 14, 1999 at 9:00 a.m., Eastern Time, and at any adjournment thereof, in the following manner:

1.       ELECTION OF DIRECTORS

[ ]      FOR all nominees listed below              [ ]    WITHHOLD AUTHORITY
         (except as otherwise instructed below)            to vote for all
                                                           nominees listed below

                       Emile A. Battat and John H.P. Maley

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

              -----------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY.

         [ ]      FOR             [ ]      AGAINST            [ ]      ABSTAIN

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2. IF THIS PROXY IS PROPERLY SIGNED AND RETURNED, THE SHARES REPRESENTED WILL BE VOTED "FOR" ITEMS 1 AND 2 UNLESS YOU OTHERWISE SPECIFY HEREIN.

                                                 DATED:                   , 1999
                                                       -------------------

                                                 -------------------------------
                                                 SIGNATURE

                                                 -------------------------------
                                                 SIGNATURE

                                                 PLEASE SIGN THIS PROXY EXACTLY
                                                 AS YOUR NAME APPEARS HEREON.


                                    WHEN SIGNING AS EXECUTOR, ADMINISTRATOR,
                                    TRUSTEE, CORPORATE OFFICER, ETC., PLEASE
                                    GIVE FULL TITLE. IN CASE OF JOINT OWNERS,
                                    EACH JOINT OWNER SHOULD SIGN.


          Please Date, Sign and Return TODAY in the Enclosed Envelope.
               No Postage Required if Mailed in the United States.


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